Van Kampen Small Cap Value Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2005 - September 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
                                                                Merril
                                                                  l
                                                                Lynch
 Adams  7/20/  7,950,  $17.00 $135,15   1,532    0.02%  0.01%   & Co.,  Merril
Respir    05    000            0,000                            Deutsc     l
 atory                                                            he     Lynch
Therap                                                           Bank    & Co.
eutics                                                          Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s

                                                                Lehman
                                                                Brothe
                                                                 rs,
  ITC   7/25/  12,500  $23.00 $287,50  22,600    0.18%  0.13%   Credit  Lehman
Holdin    05    ,000           0,000                            Suisse  Brothe
  gs                                                            First     rs
 Corp                                                           Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y